Morgan Stanley Institutional Fund Trust - Core Plus Fixed
Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	GDF Suez S.A. 2.875% due
10/10/2022
Purchase/Trade Date:	  10/2/2012
Offering Price of Shares: $98.799
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $185,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.08
Brokers: JP Morgan, RBS, BofA Merrill Lynch, Citigroup,
Mitsubishi UFJ Securities, BNP Paribas, Credit Agricole
CIB, Natixis, Societe Generale
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Realty Income Corp. 3.250% due
10/15/2022
Purchase/Trade Date:	  10/2/2012
Offering Price of Shares: $99.382
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.089
Percentage of Fund's Total Assets: 0.17
Brokers: Citigroup, BofA Merrill Lynch, BNY Mellon
Capital Markets, LLC, JP Morgan, RBC Capital Markets,
US Bancorp, Wells Fargo Securities, BB&T Capital
Markets, Credit Suisse, Mitsubishi UFJ Securities, PNC
Capital Markets LLC, Capital One Southcoast, Comerica
Securities, Moelis & Company, Raymond James
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Crown Castle International Corp.
5.250% due 1/15/2023
Purchase/Trade Date:	  10/3/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,650,000,000
Amount Purchased by Fund: $255,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, Morgan Stanley, SunTrust
Robinson Humphrey, TD Securities, JP Morgan, RBC
Capital Markets, RBS, Barclays, Credit Agricole CIB,
Citigroup, Deutsche Bank Securities, Mitsubishi UFJ
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Banco Bilboa Vizcaya Argentaria,
S.A. 4.664% due 10/9/2015
Purchase/Trade Date:	  10/4/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.17
Brokers: BofA Merrill Lynch, Morgan Stanley, Wells
Fargo Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Smiths Group plc 3.625% due
10/12/2022
Purchase/Trade Date:	  10/4/2012
Offering Price of Shares: $99.784
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.081
Percentage of Fund's Total Assets: 0.14
Brokers: Barclays, JP Morgan, Morgan Stanley, Mitsubishi
UFJ Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Owens Corning 4.200% due
12/15/2022
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.910
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $145,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Fund's Total Assets: 0.06
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan, Wells
Fargo Securities, Deutsche Bank Securities, Goldman,
Sachs & Co., Morgan Stanley, Credit Agricole CIB, Fifth
Third Securities, Inc., HSBC, PNC Capital Markets LLC,
Scotiabank, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Unitedhealth Group Incorporated
1.400% due 10/15/2017
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.032
Percentage of Fund's Total Assets: 0.09
Brokers: JP Morgan, BofA Merrill Lynch, Goldman, Sachs
& Co., Morgan Stanley, UBS Investment Bank, Wells
Fargo Securities, Barclays Capital, BNY Mellon Capital
Markets, LLC, Citigroup, Deutsche Bank Securities, RBS,
US Bancorp, BB&T Capital Markets, BMO Capital
Marktes, Credit Suisse, Fifth Third Securities, Inc.,
KeyBanc Capital Markets, Loop Capital Markets, PNC
Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Unitedhealth Group Incorporated
2.750% due 2/15/2023
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.842
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.05
Brokers: JP Morgan, BofA Merrill Lynch, Goldman, Sachs
& Co., Morgan Stanley, UBS Investment Bank, Wells
Fargo Securities, Barclays Capital, BNY Mellon Capital
Markets, LLC, Citigroup, Deutsche Bank Securities, RBS,
US Bancorp, BB&T Capital Markets, BMO Capital
Marktes, Credit Suisse, Fifth Third Securities, Inc.,
KeyBanc Capital Markets, Loop Capital Markets, PNC
Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Aetna Inc. 2.750% due 11/15/2022
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $98.309
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $465,000
Percentage of Offering Purchased by Fund: 0.047
Percentage of Fund's Total Assets: 0.20
Brokers:  Goldman, Sachs & Co., UBS Investment Bank,
JP Morgan, Morgan Stanley, RBS, Barclays, BofA Merrill
Lynch, Citigroup, Credit Suisse, Mitsubishi UFJ Securities,
SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Securities, BNY Mellon Capital Markets, LLC, HSBC,
Fifth Third Securities, Inc., PNC Capital Markets LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Aetna Inc. 4.125% due 11/7/2024
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $98.457
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.06
Brokers: Goldman, Sachs & Co., UBS Investment Bank, JP
Morgan, Morgan Stanley, RBS, Barclays, BofA Merrill
Lynch, Citigroup, Credit Suisse, Mitsubishi UFJ Securities,
SunTrust Robinson Humphrey, US Bancorp, Wells Fargo
Securities, BNY Mellon Capital Markets, LLC, HSBC,
Fifth Third Securities, Inc., PNC Capital Markets LLC
Purchased from: UBS Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Verizon Communications Inc.
3.850% due 11/1/2042
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $99.859
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $620,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.27
Brokers: Barclays, BofA Merrill Lynch, JP Morgan, RBS,
Citigroup, Goldman, Sachs & Co., RBC Capital Markets,
Wells Fargo Securities, Credit Suisse, Deutsche Bank
Securities, Mitsubishi UFJ Securities, Mizuho Securities,
Santander, UBS Investment Bank, Lloyds Securities,
SMBC Nikko, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbvie Inc. 4.400% due 11/6/2042
Purchase/Trade Date:	  11/5/2012
Offering Price of Shares: $98.964
Total Amount of Offering: $2,600,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.12
Brokers: Morgan Stanley, Barclays, BofA Merrill Lynch,
JP Morgan, Deutsche Bank Securities, RBS, BNP Paribas,
Societe Generale, Banca IMI, Goldman, Sachs & Co.,
Handelsbanken Capital Marktes, HSBC, ING, Loop Capital
Markets, Mitsubishi UFJ Securities, Mizuho Securities,
RBC Capital Markets, Santander, Standard Chartered
Bank, UBS Investment Bank, US Bancorp, The Williams
Capital Group, L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Principal Financial Group Inc.
1.850% due 11/15/2017
Purchase/Trade Date:	  11/13/2012
Offering Price of Shares: $99.896
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $260,000
Percentage of Offering Purchased by Fund: 0.087
Percentage of Fund's Total Assets: 0.11
Brokers: Credit Suisse, Deutsche Bank Securities, Goldman
Sachs & Co., UBS Investment Bank, BofA Merrill Lynch,
Morgan Stanley, HSBC, RBS, Santander, The Williams
Capital Group, L.P., Wells Fargo Securities
Purchased from: UBS Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Turlock Corporation (to be merged
with and into Eaton) 2.750% due 11/2/2022
Purchase/Trade Date:	  11/14/2012
Offering Price of Shares: $99.664
Total Amount of Offering: $1,600,000,000
Amount Purchased by Fund: $425,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.18
Brokers: Citigroup, Morgan Stanley, BofA Merrill Lynch,
Deutsche Bank Securities, JP Morgan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 British Sky Broadcasting Group
PLC 3.125% due 11/26/2022
Purchase/Trade Date:	  11/19/2012
Offering Price of Shares: $99.566
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.15
Brokers: Barclays, JP Morgan, BNP Paribas, Morgan
Stanley, Societe Generale
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Cox Communications Inc. 3.250%
due 12/15/2022
Purchase/Trade Date:	  11/26/2012
Offering Price of Shares: $99.846
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.07
Brokers: JP Morgan, Wells Fargo Securities, Barclays,
Citigroup, BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, RBC Capital Markets, SunTrust Robinson
Humphrey, Credit Agricole CIB, Deutsche Bank Securities,
Fifth Third Securities, Inc., Mizuho Securities, RBS,
SMBC Nikko
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Murphy Oil Corporation 3.700%
due 12/1/2022
Purchase/Trade Date:	  11/27/2012
Offering Price of Shares: $99.594
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.046
Percentage of Fund's Total Assets: 0.12
Brokers: JP Morgan, BofA Merrill Lynch, Deutsche Bank
Securities, RBC Capital Markets, Wells Fargo Securities,
Citigroup, DNB Markets, Mitsubishi UFJ Securities,
Capital One Southcoast, Comerica Securities, Fifth Third
Securities, Inc., Raymond James Morgan Keegan,
Scotiabank, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Royal Bank of Scotland Group PLC
PFD 6.125% due 12/15/2022
Purchase/Trade Date:	  11/27/2012
Offering Price of Shares: $99.923
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.21
Brokers: RBS, Morgan Stanley, ABN Amro, Banca IMI,
BMO Capital Markets, BNY Mellon Capital Markets, LLC,
CIBC, Commerzbank, Danske Markets Inc., Lloyds Bank, nabSecurities, LLC, Natixis, RBC Capital Markets,
Santander, TD Securities
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 The Dun & Bradstreet Corporation
3.250% due 12/1/2017
Purchase/Trade Date:	  11/28/12
Offering Price of Shares: $99.991
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.100
Percentage of Fund's Total Assets: 0.20
Brokers: Barclays, JP Morgan, BofA Merrill Lynch,
HSBC, Mitsubishi UFJ Securities, RBS, Citigroup, Wells
Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Intel Corp. 2.750% due 12/15/2022
Purchase/Trade Date:	  12/4/12
Offering Price of Shares: $99.573
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, JP Morgan, Credit Suisse,
Morgan Stanley, Needham & Company, Wells Fargo
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NetApp Inc. 2.000% due
12/15/2017
Purchase/Trade Date:	  12/5/2012
Offering Price of Shares: $99.494
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.09
Brokers: JP Morgan, Morgan Stanley, BofA Merrill Lynch,
Citigroup, Goldman, Sachs & Co., Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Access Midstream Partners LP
4.875% due 5/15/2023
Purchase/Trade Date:	  12/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,400,000,000
Amount Purchased by Fund: $195,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.09
Brokers:  Citigroup, Barclays, UBS Investment Bank,
Wells Fargo Securities, BofA Merrill Lynch, BMO Capital
Markets, Capital One Southcoast, DNB Markets,
Mitsubishi UFJ Securities, Morgan Stanley, RBS, Scotia
Capital, US Bancorp, Comerica Securities, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co.,
Raymond James, RBC Capital Markets, SMBC Nikko, TD
Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Qtel International Finance Ltd.
3.250% due 2/1/2023
Purchase/Trade Date:	  12/12/2012
Offering Price of Shares: $98.721
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.20
Brokers: Barclays Bank PLC, HSBC Bank plc, Mitsubishi
UFJ Securities International plc, Mizuho Securities USA
Inc., Morgan Stanley & Co. International plc and QNB
Capital LLC
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Williams Companies, Inc. 3.700%
due 1/15/2023
Purchase/Trade Date:	  12/13/2012
Offering Price of Shares: $99.722
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.07
Brokers: UBS Investment Bank, Barclays, Citigroup,
BOSC, Inc., DNB Markets, Mitsubishi UFJ Securities,
Mizuho Securities, SMBC Nikko, TD Securities, US
Bancorp
Purchased from: UBS
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: American Tower Corp. 3.500% due
1/31/2023
Purchase/Trade Date:	  1/3/2013
Offering Price of Shares: $99.185
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund:0.038
Percentage of Fund's Total Assets: 0.17
Brokers: Barclays, JP Morgan, RBC Capital Markets, RBS,
Santander, BNP Paribas, BofA Merrill Lynch, Citigroup,
Credit Suisse, EA Markets, Mizuho Securities, Morgan
Stanley, TD Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Intesa SanPaolo SPA 3.875% due
1/16/2018
Purchase/Trade Date:	  1/7/2013
Offering Price of Shares: $99.851
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $580,000
Percentage of Offering Purchased by Fund: 0.039
Percentage of Fund's Total Assets: 0.27
Brokers: Banca IMI S.p.A., Goldman Sachs & Co., JP
Morgan Securities Inc., Morgan Stanley & Co. LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Kilroy Realty, LP 3.800% due
1/15/2023
Purchase/Trade Date:	  1/7/2013
Offering Price of Shares: $99.967
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.108
Percentage of Fund's Total Assets: 0.15
Brokers: JP Morgan, Barclays, BofA Merrill Lynch, Wells
Fargo Securities, RBC Capital Markets, US Bancorp,
Mitsubishi UFJ Securities, PNC Capital Markets LLC,
SMBC Nikko
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Penske Truck Leasing Company LP
2.875% due 7/17/2018
Purchase/Trade Date:	  1/14/2013
Offering Price of Shares: $99.783
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, JP Morgan, Wells Fargo
Securities, Comerica Securities, Deutsche Bank Securities,
Fifth Third Securities, Inc., Huntington Investment
Company, Mitsubishi UFJ Securities, Mizuho Securities,
PNC Capital Markets LLC, RBS, Santander, SMBC Nikko,
US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Conagra Foods Inc. 3.200% due
1/25/2023
Purchase/Trade Date:	  1/15/2013
Offering Price of Shares: $99.754
Total Amount of Offering: $1,225,000,000
Amount Purchased by Fund: $180,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.08
Brokers: RBS, Bof A Merrill Lynch, JP Morgan, US
Bancorp, Wells Fargo Securities, BNP Paribas, Mitsubishi
UFJ Securities, Mizuho Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Zoetis Inc. 3.250% due 2/1/2023
Purchase/Trade Date:	  1/16/2013
Offering Price of Shares: $99.890
Total Amount of Offering: $1,350,000,000
Amount Purchased by Fund: $455,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.21
Brokers: JP Morgan, BofA Merrill Lynch, Morgan Stanley,
Barclays, HSBC, Loop Capital Markets, RBC Capital
Markets, The Williams Capital Group, L.P., UBS
Investment Bank, Lebenthal Capital Markets, Piper Jaffray,
Ramirez & Co., Inc.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wells Fargo & Co. 3.450% due
2/13/2023
Purchase/Trade Date:	  2/6/2013
Offering Price of Shares: $99.941
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.12
Brokers: Wells Fargo Securities, LLC, Citigroup Global
Markets Inc., Credit Suisse Securities (USA) LLC,
Goldman, Sachs & Co., JP Morgan Securities LLC,
Morgan Stanley & Co. LLC, Barclays Capital Inc., BB&T
Capital Markets, Capital One Southcoast Inc., CastleOak
Securities, LP, CIBC World Markets Corp., Comerica
Securities, Inc., Deutsche Bank Securities, HSBC
Securities (USA) Inc., Loop Capital Markets LLC, Merrill
Lynch, Pierce, Fenner & Smith, National Bank of Canada
Financial Inc., RBC Capital Markets, LLC, Samuel A.
Ramirez & Company, Inc., Santander Investment Securities
Inc., TD Securities  (USA) LLC, UBS Securities LLC, The
Williams Capital Group LP.
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Arrow Electronics, Inc. 4.500% due
3/1/2023
Purchase/Trade Date:	  2/12/2013
Offering Price of Shares: $99.202
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $145,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, JP Morgan, Goldman, Sachs
& Co., BNP Paribas, Wells Fargo Securities, HSBC,
Mitsubishi UFJ Securities, Mizuho Securities, RBS,
Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Cardinal Health Inc. 3.200% due
3/15/2023
Purchase/Trade Date:	  2/19/2013
Offering Price of Shares: $99.793
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.06
Brokers: Merrill Lynch, Deutsche Bank Securities, UBS
Investment Bank, Barclays, Morgan Stanley, HSBC,
Mitsubishi UFJ Securities, Wells Fargo
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Freeport-McMoRan Copper & Gold
Inc. 2.375% due 3/15/2018
Purchase/Trade Date:	  2/28/2013
Offering Price of Shares: $99.990
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $255,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.12
Brokers: JP Morgan Securities, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, BNP Paribas Securities
Corp., Citigroup Global Markets Inc., HSBC Securities
(USA), Inc., Mizuho Securities USA Inc., Scotia Capital
(USA) Inc, SMBC Nikko Capital Markets Limited, BMO
Capital Markets Corp., CIBC World Markets Corp., RBC
Capital Markets, LLC, Santander Investment Securities
Inc., Standard Chartered Bank, TD Securities (USA) LLC,
US Bancorp Investments, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 RR Donnelly & Sons Company
7.875% due 3/15/2021
Purchase/Trade Date:	  2/28/2013
Offering Price of Shares: $99.500
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.072
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ
Securities, Wells Fargo Securities, US Bancorp, ING, PNC
Capital Markets LLC, Citigroup, Fifth Third Securities,
Inc., TD Securities, Loop Capital Markets, Morgan Stanley,
Comerica Securities, Wedbush Securities Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 QVC Inc. 4.375% due 3/15/2023
Purchase/Trade Date:	  3/4/2013
Offering Price of Shares: $99.968
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.09
Brokers: Barclays, JP Morgan, Wells Fargo Securities,
BNP Paribas, BofA Merrill Lynch, Morgan Stanley, Credit
Agricole CIB, Mizuho Securities, RBS, SunTrust Robinson
Humphrey, Citigroup, Credit Suisse, Deutsche Bank
Securities, Santander, SMBC Nikko, UBS Investment
Bank, US Bancorp
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 McKesson Corporaiton 2.850% due
3/15/2023
Purchase/Trade Date:	  3/5/2013
Offering Price of Shares: $99.878
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $135,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.06
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ
Securities, Scotiabank, Fifth Third, PNC Capital Markets
LLC, Rabo Securities, Wells Fargo Securities, HSBC,
Lloyds Securities, TD Securities, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Mastec Inc. 4.875% due 3/15/2023
Purchase/Trade Date:	  3/6/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.056
Percentage of Fund's Total Assets: 0.10
Brokers: Barclays, Morgan Stanley,. SunTrust Robinson
Humphrey, FBR, KeyBanc Capital Markets, Stifel
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	MetroPCS Wireless, Inc. 5.250%
due 4/1/2021
Purchase/Trade Date:	  3/8/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.13
Brokers: Deutsche Bank Securities, Credit Suisse, JP
Morgan, Morgan Stanley
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Discovery Communications LLC
3.250% due 4/1/2023
Purchase/Trade Date:	  3/12/2013
Offering Price of Shares: $99.838
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.064
Percentage of Fund's Total Assets: 0.10
Brokers: JP Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, RBS, BNP Paribas, Morgan Stanley, RBC
Capital Markets, Scotiabank, Credit Agricole CIB,
Goldman, Sachs & Co., SunTrust Robinson Humphrey,
Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Glaxosmithkline Capital PLC
4.200% due 3/18/2043
Purchase/Trade Date:	  3/13/2013
Offering Price of Shares: $98.672
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.02
Brokers: Deutsche Bank Securities, Goldman, Sachs & Co.,
JP Morgan, UBS Investment Bank, Barclays, Citigroup,
Credit Suisse, HSBC, Mizuho Securities, Morgan Stanley,
RBS , Standard Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Glaxosmithkline Capital PLC
2.800% due 3/18/2023
Purchase/Trade Date:	  3/13/2013
Offering Price of Shares: $98.992
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $430,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.20
Brokers: Deutsche Bank Securities, Goldman, Sachs & Co.,
JP Morgan, UBS Investment Bank, Barclays, Citigroup,
Credit Suisse, HSBC, Mizuho Securities, Morgan Stanley,
RBS , Standard Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Goldcorp Inc. 3.700% due
3/15/2023
Purchase/Trade Date:	  3/13/2013
Offering Price of Shares: $99.431
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $420,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 0.19
Brokers: BofA Merrill Lynch, HSBC, Morgan Stanley,
Citigroup, JP Morgan, BMO Capital Markets, CIBC, RBC
Capital Markets, Scotiabank, TD Securities, Goldman,
Sachs & Co., Mitsubishi UFJ Securities, RBS, SMBC
Nikko
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Host Hotels & Resorts LP 3.50%
due 10/15/2023
Purchase/Trade Date:	  3/19/2013
Offering Price of Shares: $99.946
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.07
Brokers: JP Morgan, Goldman, Sachs & Co., BofA Merrill
Lynch, Deutsche Bank Securities, BNY Mellon Capital
Markets, LLC, Credit Agricole CIB, Scotiabank, Wells
Fargo Securities, Credit Suisse, Morgan Stanley, PNC
Capital Markets LLC, RBC Capital Markets, Regions
Securities LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.